UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 26, 2024
TYSON FOODS, INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-14704	71-0225165
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2200 West Don Tyson Parkway,
Springdale,	Arkansas		72762-6999
(Address of Principal Executive Offices)			(Zip Code)
(479) 290-4000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class			Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	Par Value	$0.10	TSN	New York Stock Exchange
Class B stock is not publicly listed for trade on any exchange or market system. However, Class B stock is convertible into Class A stock on a share-for-share basis.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Amendment of a Material Definitive Agreement
Effective June 26, 2024, Tyson Foods, Inc. (the “Company”) amended and restated its Term Loan Agreement, dated May 3, 2023, with the lenders party thereto and Bank of America, N.A. as administrative agent (the “Term Loan Agreement”). Under the terms of the Amended and Restated Term Loan Agreement, interest on borrowings thereunder will accrue and be payable at a rate equal to (a) Term SOFR (as defined therein) plus 1.05% per annum, or (b) the Alternate Base Rate (as defined therein) plus 0.05% per annum.
The Amended and Restated Term Loan Agreement does not include any other material changes to the terms and conditions of the Term Loan Agreement, representations and warranties, events of default, or affirmative and negative covenants.
The foregoing description of the Amended and Restated Term Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated Term Loan Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 is incorporated by reference to this Item 2.03.
Item 9.01. Financial Statements and Exhibits

(d)Exhibits

Exhibit Number	Description
10.1	Amended and Restated Term Loan Agreement, dated June 26, 2024, between Tyson Foods, Inc. and Bank of America, N.A., as lender and administrative agent.
104	Cover Page Interactive Data File formatted in iXBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: June 28, 2024	By:	/s/ Curt T. Calaway

	Name:	Curt T. Calaway
	Title:	interim Chief Financial Officer

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